Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration Nos.: 33-65632, 2-34215, 333-105659

SCHRODER SERIES TRUST
SCHRODER GLOBAL SERIES TRUST
SCHRODER CAPITAL FUNDS (DELAWARE)
(the “Trusts”)

Supplement dated June 24, 2011
to the Statement of Additional Information dated March 1, 2011 (“SAI”)

Disclosure of Portfolio Holdings

In the section entitled “Disclosure of Portfolio Holdings” in the Trusts’ SAI, the second paragraph is hereby restated in its entirety as follows:

In addition to filings made with the SEC, each Fund (except the QEP Funds) intends to make its full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at www.schroderfunds.com, on the last business day of the following month.  Each QEP Fund intends to make its full portfolio holdings as of the end of each calendar month available on the Fund’s website, on the tenth day of the following month.  Schroders may exclude from disclosure on the Funds’ website all or any portion of a Fund’s portfolio holdings, or modify the timing of such disclosure, as it deems necessary to protect the interests of the Funds.

Schroders and its Affiliates

In the section entitled “Schroders and its Affiliates” in the Trusts’ SAI, the third paragraph is hereby restated in its entirety as follows:

SFA, each Trust’s principal underwriter and the administrator of Schroder North American Equity Fund, is a wholly-owned subsidiary of Schroders.  In consideration of SFA’s services, Schroders reimburses SFA for its costs and expenses in distributing the Funds’ shares (less 12b-1 fees paid to SFA by the Funds) and pays SFA an additional amount based on a percentage of the reimbursement (currently 5%).